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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 17, 2000


                              PUROFLOW INCORPORATED
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             (Exact name of Registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)





             0-5622                                      13-1947195
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       (Commission File Number)             (I.R.S. Employer Identification No.)




              16559 Saticoy Street, Van Nuys, California 91406-1739
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               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code: (818)756-1388


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ITEM 5.  OTHER EVENTS

     On February 17, 2000, the Board of Directors announced a plan to retire 920,000 shares of Common Stock from shares issued August 24, 1998 in a private placement of 940,000 shares to directors, officers and employees of the registrant. The directors, officers and employees on March 1, 2000 agreed and surrendered 731,030 shares in exchange for the cancellation of Notes received by the registrant.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PUROFLOW INCORPORATED



                              By:    /s/ MICHAEL H. FIGOFF
                                 -----------------------------------------------
                                     Michael H. Figoff
                                     President and Chief Executive Officer


Dated:  June 9, 2000